UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-21652

 Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code:     (312) 827-0100

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2014 to May 31, 2015

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/FMO

...YOUR PATH TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE FIDUCIARY/CLAYMORE MLP
OPPORTUNITY FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/fmo, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2015

DEAR SHAREHOLDER

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended May 31, 2015.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in master limited partnerships (“MLPs”) and affiliates of MLPs that own primary interests in an MLP.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2015, the Fund provided a total return based on market price of -5.95% and a total return based on NAV of -3.83%. Past performance is not a guarantee of future results.

The closing price of the Fund’s shares as of May 31, 2015, was $25.01, representing a 0.64% premium to the NAV of $24.85. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. NAV performance data reflects fees and expenses of the Fund.

The Fund paid quarterly distributions per common share of $0.4245 in February 2015 and $0.4266 in May 2015. The latest distribution represents an annualized distribution rate of 6.82% based on the Fund’s closing market price of $25.01 on May 31, 2015. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(c) on page 23 for more information on distributions for the period.

Advisory Research, Inc. is the sub-adviser of the Fund (“ARI” or “the Sub-Adviser”) and a wholly-owned subsidiary of Piper Jaffray Companies.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $240 billion in assets under management.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 37 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 3

May 31, 2015

above NAV, the Plan reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5 of this report. You’ll find information on ARI’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund
June 30, 2015

4 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS	May 31, 2015

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Advisory Research, Inc. (“ARI” or “the Sub-Adviser”), a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the semiannual fiscal period ended May 31, 2015.

Describe the Fund’s objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities.

The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to common shareholders. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of the investments. While the Fund will generally seek to maximize the portion of the Fund’s distribution to common shareholders that will consist of return of capital, no assurance can be given in this regard.

Under normal market conditions, the Fund invests at least 80% of its managed assets in MLPs and affiliates of MLPs that own primary interests in an MLP (collectively “MLP entities”) and at least 65% in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund is authorized to implement hedging strategies. ARI, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, ARI may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	May 31, 2015

providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no hedging strategies in place as of May 31, 2015.

How would you describe the master limited partnership market over the six-month period ended May 31, 2015?

For the six months ended May 31, 2015, MLPs, as measured by the Alerian MLP Index (the “Index”), returned -8.4%, compared with a return of 3.0% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.

Despite some recovery in crude oil prices during the last three months of the period, MLP prices continue to struggle. Broader investor concerns about crude oil pricing and an expectation of a rising interest rate environment continue to serve as headwinds for MLP price performance. While the majority of MLPs are exposed to commodity volumes, which increased over the period, investors’ worries about lower commodity prices have overwhelmed what is a generally favorable fundamental environment for MLP financial performance.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2015, the Fund provided a total return based on market price of -5.95% and a total return based on NAV of -3.83%. Past performance is not a guarantee of future results.

The closing price of the Fund’s shares as of May 31, 2015, was $25.01, representing a 0.64% premium to the NAV of $24.85. The closing price of the Fund’s shares as of November 30, 2014, was $27.51, representing a 2.92% premium to the NAV of $26.73. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. NAV performance data reflects fees and expenses of the Fund.

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of May 31, 2015, the Fund’s NAV included a net deferred tax liability of $284.7 million, or $8.50 per share.

Please tell us about the Fund’s distributions.

The Fund paid quarterly distributions per common share of $0.4203 in August 2014, $0.4224 in November 2014, $0.4245 in February 2015, and $0.4266 in May 2015. The recent May distribution is 2.0% higher than the May distribution from one year ago.

The latest distribution represents an annualized distribution rate of 6.8% based on the Fund’s closing market price of $25.01 on May 31, 2015. As of December 31, 2014, the Fund had distributed $13.96351 per common share to its shareholders since the Fund’s inception in 2004. Approximately $7.89287 per

6 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2015

common share or 57% of these distributions were considered non-dividend distributions, also known as return of capital, and $6.07064 per common share or 43% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For 2015 distributions, the Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year.

The Fund, ARI and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.

How was the Fund’s portfolio positioned during the six-month period ended May 31, 2015, and what has that meant for performance?

The Fund was fully invested, levered, and unhedged in a period of weak absolute returns. The Fund’s holdings are positioned more towards growth and less towards low quality than the Index. This positioning generally was favorable for the Fund, as growth outperformed and low quality underperformed during the period. Due to the large size of the Fund, risk is partly managed by diversifying its holdings across market capitalization.

The Fund’s portfolio performance, prior to the impact of leverage and taxes, compared favorably to the Index for the six months ended May 31, 2015. As volatility in the energy markets continued, security selection provided the majority of outperformance. Large cap portfolio holdings that are outside of the Index were positive contributors on an absolute and relative basis for the Fund. Despite concerns about growth prospects for MLPs amidst weaker commodity prices, growth-oriented MLPs continued to outperform. The Fund’s over-allotment to the highest growth MLPs was additive to performance.

The Fund participated in one initial public offering by an MLP. IPO activity continues to be robust for MLPs. However, many of the recent IPOs have been priced at very low yields that would not cover the cost of equity for the Fund, given the Fund’s emphasis on current distributions paid to its shareholders.

The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. These midstream businesses constitute about 89% of the Index compared to almost 93% of the Fund’s holdings.

What were some of the leading contributors to and detractors from performance?

The largest holding in the Fund during the period continued to be Energy Transfer Equity, LP (ETE), which averaged 11.9% of the Fund’s investments over the period. ETE primarily owns partnership interests in Energy Transfer Partners, its subsidiary; Sunoco Logistics, and Sunoco LP. Through these interests, ETE is exposed to energy infrastructure growth across the U.S. We believe ETE is the preferred way to gain equity exposure to this family of companies, and once again ETE outperformed all three related entities during the period, returning approximately 17%, the seventh-highest returning MLP for the period. It is worth noting that the Fund was also overweight MLPs that outperformed ETE during the period.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	May 31, 2015

The Fund has generally avoided the lowest quality MLPs. These low quality MLPs, many of which are commodity price-sensitive, meaningfully underperformed during the six month period ended May 31, 2015.

Although the Fund performed well on a relative basis during the period, we note that there were some significant detractors from performance. For example, in periods of weakness, propane MLPs often serve as defensive holdings and, in fact, was the only sector to post gains during the period. Due to the Fund’s allocation towards MLPs that offer the potential for distribution growth, there was no ownership of propane MLPs, and this decision detracted from relative performance.

Two large positions that lost value during the six months were Enterprise Products Partners LP and Magellan Midstream Partners LP. These large MLPs detracted from absolute performance for the Fund, but actually improved relative performance on a net basis given the relative underweight of the positions.

Plains All American Pipeline, LP, a top ten holding in the Fund and the Index, suffered a pipeline spill in California on May 19, 2014. The spill released an estimated 2,500 barrel of crude oil onto the adjacent land, and it is further estimated that 500 barrels migrated into the Pacific Ocean. Plains, the U.S. Coast Guard, and other government authorities have undertaken an around-the-clock clean-up effort. The response is ongoing and final estimated costs and any ultimate insurance recoveries are unknown at this time. Plains’ units traded down over 5% from the incident to the end of the period, negatively impacting the Fund’s absolute returns.

How did the Fund’s leverage strategy affect performance?

The purpose of leverage is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of May 31, 2015, the Fund’s leverage of $290 million was approximately 25.9% of managed assets, which represented an asset coverage ratio of 387%, higher than the 300% required by the Investment Company Act of 1940, as amended. For the six-month period, leverage was positive for cash flow but negative for performance.

The Fund’s leverage is expected to range between 22% and 28% of managed assets assuming normal market conditions. Considerations evaluated in establishing the appropriate range for the Fund’s leverage include a variety of factors such as the historical volatility of the Fund’s assets and the structure and terms of the Fund’s borrowings. In periods during which ARI deems MLPs to be significantly overvalued, the Sub-Adviser may reduce the leverage to below 22% of managed assets. Likewise, the leverage may rise above 28% in periods of perceived undervaluation. Recent weakness in the MLP market supports the current leverage policy, in our view, and provides the Fund operational flexibility that would not exist at higher leverage levels.

What is the current outlook for the MLP market?

On balance, MLPs look attractive based on low valuation levels, a continued build out of U.S. energy infrastructure, and a low but growing level of institutional ownership. More neutral factors include the

8 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2015

low levels of both commodity prices and interest rates. A clear negative is that MLP distribution growth rates will very likely decline over the next six to twelve months. Our conclusion is similar to that in the annual report; we expect fairly flat returns in 2015 and a solid long-term return of 5-9% per annum.

The key positive in our outlook is valuation. We believe that longer-term investors will be rewarded for investing at today’s prices. Our valuation models indicate that MLP prices are near undervalued levels. In the past, investing in MLPs at comparable levels has proven to be a good investment decision. In summary, we are constructive on MLPs due to their reasonable valuations and our long-term expectation that our country’s need for energy infrastructure will grow. We are wary that the next six to twelve months will be a period of declining growth expectations for MLPs, which will likely cap their upside return potential in 2015. We are seeing opportunities to buy solid, mainly smaller, MLPs that are well positioned to provide strong total returns over a five year investment horizon.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/fmo for a detailed discussion of the Fund’s risks and other considerations.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	May 31, 2015

Fund Statistics
Share Price						$25.01
Net Asset Value						$24.85
Premium to NAV						0.64%
Net Assets ($000)						$832,516

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2015
	Six Months					Since
	(non-	One	Three	Five		Inception
	annualized)	Year	Year	Year	10 Year	(12/28/04)
Fiduciary/Claymore MLP
Opportunity Fund
NAV	-3.83%	-1.49%	16.28%	16.42%	9.82%	9.92%
Market	-5.95%	-2.08%	13.26%	13.46%	10.06%	9.42%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/ (benefit). For the most recent month-end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

10 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2015

Portfolio Breakdown	% of Net Assets
Investments:
Diversified Infrastructure	52.1%
Midstream Oil	48.8%
Gathering & Processing	29.3%
Midstream Natural Gas	18.2%
Marine Transportation	7.9%
Natural Gas Pipelines & Storage	4.8%
Coal	2.1%
Other Master Limited Partnerships	3.4%
Total Investments	166.6%
Other Investments:
Term Loan	0.0%*
Total Other Instruments	0.0%*
Total Investments	166.6%
Other Assets & Liabilities, net	-66.6%
Net Assets	100.0%

* Less than 0.1%.

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/fmo. The above summary is provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	May 31, 2015

12 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	May 31, 2015

	Shares	Value

COMMON STOCKS† – 14.4%
Diversified Infrastructure – 14.4%
Kinder Morgan, Inc.1	2,884,327	$119,670,727
Total Common Stocks
(Cost $72,624,591)		119,670,727

MASTER LIMITED PARTNERSHIPS† – 152.2%
Midstream Oil – 48.8%
Buckeye Partners, LP1	1,270,081	98,215,364
Magellan Midstream Partners, LP1	1,197,547	95,468,447
Plains All American Pipeline, LP1	1,536,892	72,157,079
Tesoro Logistics, LP1	608,530	35,179,119
Genesis Energy, LP1	671,775	32,668,418
Delek Logistics Partners, LP	397,285	18,473,752
Rose Rock Midstream, LP	180,830	9,162,656
NGL Energy Partners, LP	271,500	8,161,290
VTTI Energy Partners, LP	301,365	7,802,339
JP Energy Partners, LP	533,345	7,237,492
USD Partners, LP	517,135	6,981,323
TransMontaigne Partners, LP	122,005	4,802,117
World Point Terminals, LP	168,065	2,974,751
Shell Midstream Partners, LP	62,080	2,787,392
Valero Energy Partners, LP	42,350	2,168,744
PBF Logistics, LP	77,085	1,782,205
Sprague Resources, LP	20,000	554,000
Total Midstream Oil		406,576,488

Diversified Infrastructure – 37.7%
Energy Transfer Equity, LP1	2,397,330	164,624,651
Enterprise Products Partners, LP1	3,109,705	100,816,623
Enbridge Energy Partners, LP1	579,154	21,480,822
Enbridge Energy Management LLC*,1,2	394,685	14,263,921
Energy Transfer Partners, LP1	229,237	12,889,997
Total Diversified Infrastructure		314,076,014

Gathering & Processing – 29.3%
DCP Midstream Partners, LP1	1,567,404	59,247,870
MarkWest Energy Partners, LP1	564,325	36,472,325
Western Gas Equity Partners, LP	562,810	36,047,980
Targa Resources Partners, LP1	620,454	26,822,220
Western Gas Partners, LP1	368,290	25,227,865
Summit Midstream Partners, LP	710,868	23,906,491

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	May 31, 2015

	Shares	Value

MASTER LIMITED PARTNERSHIPS† – 152.2% (continued)
Gathering & Processing – 29.3% (continued)
Southcross Energy Partners, LP	982,160	$13,219,874
EnLink Midstream Partners, LP	475,135	11,792,851
Antero Midstream Partners, LP	293,295	8,358,908
CONE Midstream Partners, LP	133,095	2,596,683
Total Gathering & Processing		243,693,067

Midstream Natural Gas – 18.2%
Williams Partners, LP1	917,556	51,273,029
Crestwood Midstream Partners, LP1	2,155,217	28,923,012
ONEOK Partners, LP1	503,000	19,642,150
Crestwood Equity Partners, LP1	3,605,467	18,027,335
Enable Midstream Partners, LP	859,365	15,296,697
Tallgrass Energy Partners, LP	189,460	9,376,375
Tallgrass Energy GP, LP2	272,080	8,720,164
Total Midstream Natural Gas		151,258,762

Marine Transportation – 7.9%
Teekay Offshore Partners, LP1	1,255,402	28,058,234
KNOT Offshore Partners, LP	598,535	14,125,426
Navios Maritime Midstream Partners, LP	690,620	11,982,257
Golar LNG Partners, LP1	337,360	9,516,926
Capital Product Partners, LP	237,000	2,159,070
Total Marine Transportation		65,841,913

Natural Gas Pipelines & Storage – 4.8%
TC PipeLines, LP1	626,740	40,048,686

Coal – 2.1%
Alliance Holdings GP, LP	217,425	10,479,885
Alliance Resource Partners, LP	221,680	6,648,183
Westmoreland Resource Partners, LP1	38,021	399,219
Total Coal		17,527,287

Upstream – 1.7%
EV Energy Partners, LP1	995,459	14,065,836

Other – 1.7%
Exterran Partners, LP	523,595	13,555,875
Martin Midstream Partners, LP	13,000	458,120
Total Other		14,013,995
Total Master Limited Partnerships
(Cost $637,698,531)		1,267,102,048

See notes to financial statements.

14 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	May 31, 2015

	Face
	Amount	Value

TERM LOAN†† – 0.0%**
Clearwater Subordinated Note NR
4.75% due 12/31/20*,3,4,5	$ 413,329	$4,133
Total Term Loan
(Cost $401,946)		4,133
Total Investments – 166.6%
(Cost $710,725,068)		$1,386,776,908
Other Assets & Liabilities, net – (66.6)%		(554,260,866)
Total Net Assets – 100.0%		$832,516,042

*	Non-income producing security.

**	Less than 0.05%.

†	Value determined based on Level 1 inputs —See Note 4.

††	Value determined based on Level 3 inputs —See Note 4.

1
All or a portion of these securities have been physically segregated and pledged as collateral. As of May 31, 2015, the total amount segregated was $637,920,160, of which $637,920,160 is related to the outstanding line of credit.

2	While non-income producing, security makes regular in-kind distributions.

3	Security was fair valued by the Valuation Committee at May 31, 2015. The total market value of fair valued securities amounts to $4,133, (cost $401,946) or less than 0.1% of total net assets.

4	Company has filed for protection in federal bankruptcy court.

5
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, restricted securities aggregate market value amount to $4,133 or less than 0.1% of net assets — see Note 10.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 15

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	May 31, 2015

ASSETS:
Investments, at value (cost $710,725,068)	$1,386,776,908
Cash	1,141,097
Current tax receivable	17,972,819
Investments sold receivable	19,569,691
Receivable for fund shares issued through dividend reinvestment	1,102,405
Prepaid expenses	20,987
Total assets	1,426,583,907
LIABILITIES:
Borrowings	290,000,000
Interest due on borrowings	38,602
Payable for:
Net deferred tax	284,748,487
Investments purchased	17,744,354
Investment advisory fees	966,574
Offering costs	344,762
Administration fees	17,310
Fund accounting fees	12,941
Other fees	194,835
Total liabilities	594,067,865
NET ASSETS	$832,516,042
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share; unlimited number of shares outstanding
33,506,048 shares issued and outstanding	$335,060
Additional paid-in capital	323,238,187
Accumulated net investment loss, net of tax expense	(62,014,948)
Accumulated net realized gain on investments, net of tax	158,459,086
Net unrealized appreciation on investments, net of tax	412,498,657
NET ASSETS	$832,516,042
Shares outstanding ($0.01 par value with unlimited amount authorized)	33,506,048
Net asset value	$24.85

See notes to financial statements.

16 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2015
For the Six Months Ended May 31, 2015 (Unaudited)

INVESTMENT INCOME:
Distributions from master limited partnerships	$37,080,351
Less: Return of capital distributions	(32,874,208)
Less: Distributions classified as realized gains	(126,593)
Total investment income	4,079,550
EXPENSES:
Investment advisory fees	5,573,717
Interest expense	1,779,782
Professional fees	148,136
Trustee fees	102,769
Administration fees	100,614
Fund accounting fees	81,957
Printing fees	54,824
Registration fees	18,746
Insurance	19,224
Custodian fees	14,550
Transfer agent fees	9,898
Other fees	616
Total expenses	7,904,833
Advisory fees waived	(286)
Net expenses	7,904,547
Net investment loss before taxes	(3,824,997)
Deferred tax benefit	1,446,935
Net investment loss	(2,378,062)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments before taxes	35,911,622
Deferred tax expense	(13,586,584)
Net realized gain (loss) on investments	22,325,038
Net change in unrealized appreciation (depreciation) on:
Investments before taxes	(87,625,680)
Deferred tax benefit	33,149,142
Net change in unrealized appreciation (depreciation) on investments	(54,476,538)
Net realized and unrealized loss	(32,151,500)
Net decrease in net assets resulting from operations	$(34,529,562)

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 17

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2015

	Six Months Ended	Year Ended
	May 31, 2015	November 30,
	(Unaudited)	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,378,062)	$(8,433,771)
Net realized gain on investments	22,325,038	28,128,779
Net change in unrealized (depreciation) appreciation
on investments	(54,476,538)	106,854,731
Net increase (decrease) in net assets resulting from operations	(34,529,562)	126,549,739
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – See Note 2 (c)	(28,458,857)	(55,736,566)
SHAREHOLDER TRANSACTIONS:
Net proceeds from common shares issued through at-the-
market offerings	2,792,779	17,305,049
Shares issued through dividend reinvestment	1,102,388	3,385,540
Common share offering costs charged to paid-in capital	(17,012)	(105,411)
Net increase in net assets resulting from share transactions	3,878,155	20,585,178
Net increase (decrease) in net assets	(59,110,264)	91,398,351
NET ASSETS:
Beginning of period	891,626,306	800,227,955
End of period	$832,516,042	$891,626,306
Accumulated net investment loss, net of tax benefit, at
end of period	$(62,014,948)	$(59,636,886)

See notes to financial statements.

18 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2015
For the Six Months Ended May 31, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(34,529,562)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities:
Net change in unrealized depreciation on investments before taxes	87,625,680
Net realized gain on investments before taxes	(35,911,622)
Purchase of long-term investments	(108,863,276)
Proceeds from sale of long-term investments	105,843,596
Return of capital distributions received from investee companies	33,000,801
Increase in current tax receivable	(1,082,533)
Increase in receivable for investments sold	(19,569,691)
Increase in receivable for shares issued through dividend reinvestment	(1,102,405)
Decrease in other assets	16,000
Decrease in deferred tax liability	(20,009,670)
Decrease in interest due on borrowings	(8,209)
Increase in payable for investments purchased	17,744,354
Decrease in investment advisory fees payable	(25,356)
Decrease in fund accounting fees payable	(34)
Decrease in administration fees payable	(7)
Decrease in offering costs payable	(44,432)
Increase in other fees payable	200
Net Cash Provided by Operating Activities	23,083,834
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	2,792,779
Distributions to common shareholders	(27,356,469)
Offering costs in connection with the issuance of common shares	(17,012)
Net Cash Used in Financing Activities	(24,580,702)
Net decrease in cash	(1,496,868)
Cash at Beginning of Period	2,637,965
Cash at End of Period	$1,141,097
Supplemental Disclosure of Cash Flow Information: Cash paid during the period
for interest	$1,787,991
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$82,711
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,102,388
Supplemental Disclosure of Non Cash Financing Activity: In kind stock distributions
received during the period	$2,035,420

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 19

FINANCIAL HIGHLIGHTS	May 31, 2015

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015		November 30,	November 30,	November 30,	November 30,	November 30,
	(Unaudited)		2014	2013	2012	2011	2010

Per Share Data:
Net asset value, beginning of period	$26.73		$24.60	$20.96	$20.17	$19.69	$15.00
Income from investment operations:
Net investment loss(a)(b)(g)	(0.07)		(0.25)	(0.25)	(0.23)	(0.24)	(0.22)
Net gain (loss) on investments (realized and unrealized)(b)(g)	(0.96)		4.06	5.54	2.53	2.11	6.27
Total from investment operations	(1.03)		3.81	5.29	2.30	1.87	6.05
Common shares’ offering expenses charged to paid-in capital	(0.00	)*	(0.00)*	(0.02)	(0.01)	—	(0.02)
Less distributions from:
Return of capital(c)	(0.85)		(1.68)	(1.63)	(1.50)	(1.39)	(1.34)
Net asset value, end of period	$24.85		$26.73	$24.60	$20.96	$20.17	$19.69
Market Value, end of period	$25.01		$27.51	$25.11	$22.03	$21.71	$20.96

Total Return(d)
Net asset value	(3.83%)		15.61%	25.72%	11.69%	9.60%	41.57%
Market value	(5.95%)		16.58%	21.66%	8.93%	10.73%	38.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$832,516		$891,626	$800,228	$570,127	$494,532	$479,171
Ratio of net expense to average net assets:
Including current and deferred income tax benefit (expense)	(3.18	)%(h)	10.58%	13.09%	9.98%	9.36%	24.45%
Excluding current and deferred income tax benefit (expense) (f)	1.92	%(h)	1.79%	1.77%	1.99%	2.06%	2.08%
Ratio of net investment loss to average net assets:
Net investment loss, excluding current and deferred income tax benefit (expense)	(0.93	)%(h)	(1.54)%	(1.63)%	(1.96)%	(2.06)%	(2.04)%
Net investment loss, including current and deferred income tax benefit (expense)	4.17	%(h)	(10.33)%	(12.95)%	(9.96)%	(9.36)%	(24.41)%
Portfolio turnover rate	8%		8%	30%	18%	19%	15%

See notes to financial statements.

20 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2015

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015	November 30,	November 30,	November 30,	November 30,	November 30,
	(Unaudited)	2014	2013	2012	2011	2010

Senior Indebtedness
Total Borrowings outstanding (in thousands)	$290,000	$290,000	$259,000	$190,000	$190,000	$170,000
Asset Coverage per $1,000 of indebtedness(e)	$3,871	$4,075	$4,090	$4,001	$3,603	$3,819

*	Less than $0.005.

(a)	Based on average shares outstanding.

(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
See Notes to Financial Statements Note 2(c). For the years ended November 30, 2014, 2013, 2012, 2011, and 2010, approximately $1.23, $1.52, $0.88, $1.02, and $1.34 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

(f)	Ratio of net expenses to average net assets:
Excluding current and deferred income taxes and interest expense

May 31, 2015	2014	2013	2012	2011	2010
1.48%	1.42%	1.38%	1.49%	1.57%	1.52%

(g)
The net investment loss per share and net gain on investments per share for the years ended November 30, 2013, 2012, 2011 and 2010 have been corrected to reflect the net investment loss per share after tax benefit. The tax benefit was previously included in the net gain on investments per share. The per share data as previously presented was as follows:

	2013	2012	2011	2010
Net investment loss	$(0.38)	$(0.41)	$(0.41)	$(0.36)
Net realized and unrealized gain	5.67	2.71	2.28	6.41

(h)	Annualized.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)	May 31, 2015

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

22 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2015

Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Investment professionals from Advisory Research, Inc. (“ARI” or the “Sub- Adviser”) prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Valuation Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Interest income including the amortization of premiums and accretion of discount is accrued daily.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the six months ended May 31, 2015, the Fund estimated 88.7% of its distributions from MLPs as return of capital, 0.3% of its distributions from MLPs as realized gains and 11.0% of its distributions as investment income, which is reflected in the Statement of Operations.

(c) Distributions

The Fund intends to make quarterly distributions to shareholders. On a book basis, all realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution,

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2015

even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2016. For the year ended November 30, 2014, 73% of the distributions were considered qualified dividend income and 27% were considered return of capital for federal income tax purposes.

The final tax character of the distributions were as follows:
2014
Dividend income	$40,794,283
Tax return of capital	14,942,283
Total	$55,736,566

On a GAAP basis, the source of the Fund’s distributions to shareholders for the year ended November 30, 2014 was paid-in capital.

(d) New Accounting Pronouncement

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of ARI, provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any) of the Fund who are ARI’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

24 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2015

The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $286, of which $143 was waived by the Sub-Adviser, were waived for the period ended May 31, 2015. See Note 8 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2015

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Assets
Master Limited
Partnerships	$1,267,102,048	$–	$–	$1,267,102,048
Common Stock	119,670,727	–	–	119,670,727
Term Loans	–	–	4,133	4,133
Total Assets	$1,386,772,775	$–	$4,133	$1,386,776,908

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable
Category	at 5/31/15	Technique	Inputs
		Cash flow	Royalties on
Term Loan	$4,133	model	coal produced

Significant changes in royalties on coal produced would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the six months ended May 31, 2015.

26 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2015

Summary of Fair Value of Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2015:

LEVEL 3 – Fair Value measurement using significant unobservable inputs

Fiduciary/Claymore MLP Opportunity Fund
Assets:
Beginning Balance	$4,133
Purchases	–
Sales	–
Total change in unrealized gains or losses included in earnings	–
Transfers into Level 3	–
Transfers out of Level 3	–
Ending Balance	$4,133

Note 5 – Federal Income Taxes:

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

As of May 31, 2015, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

	Gross Tax	Gross	Net Tax
Cost of Investments	Unrealized	Tax Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$666,276,444	$779,816,788	$(59,313,829)	$720,502,959

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2015

dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:

Deferred federal income tax benefit	$19,438,669
Deferred state income tax benefit	1,570,824
Total current and deferred tax benefit	$21,009,493

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$19,438,669	35.00%
State income taxes	1,570,824	2.83%
Total	$21,009,493	37.83%

Permanent differences primarily represent the dividend received deduction and foreign tax credits.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2015, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss	$1,529,942

Deferred tax liabilities:
Deferred tax on unrealized gain on investments	$(286,278,429)

Net deferred tax liability	$(284,748,487)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:

For the period ended May 31, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $108,863,276 and $105,843,596, respectively.

28 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2015

Note 7 – Borrowings:

On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. The interest on the amount borrowed is based on 3-month LIBOR plus 0.95%. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. As of May 31, 2015, the amount outstanding in connection with the Fund’s credit facility was $290,000,000. As of May 31, 2015, securities with a market value of $637,920,160 have been segregated and pledged as collateral for the credit facility.

The average daily amount of borrowings on the credit facility during the period ended May 31, 2015, was $290,000,000 with a related weighted average interest rate of 1.21%. The maximum amount outstanding during the period ended May 31, 2015, was $290,000,000.

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 33,506,048 issued and outstanding.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	May 31, 2015	November 30, 2014
Beginning Shares	33,351,750	32,531,394
Shares issued through dividend reinvestment	44,362	129,561
Common shares issued through at-the-market offering	109,936	690,795
Common shares issued through overnight offering	–	–
Ending shares	33,506,048	33,351,750

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and on April 20, 2012 a post-effective amendment thereto became effective. The shelf registration statement allowed for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 10,165,343 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On May 17, 2013, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional $268,593,405 of common shares. On July 3, 2013, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,408,676 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. Under these sales agreements, 109,936 shares were issued during the period ended May 31, 2015 and 690,795 shares were issued during the year ended November 30, 2014. On September 10, 2013, the Fund entered into an underwriting agreement with the Adviser and Morgan Stanley & Co. LLC., Citigroup Global Markets, Inc., UBS Securities LLC and RBC Capital Markets, LLC to sell 2,850,000 common shares. The Adviser paid the costs associated with the offerings of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. For the period ended May 31, 2015, the Fund reimbursed the Adviser $17,012 for offering costs associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2015

Note 9 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:

The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established in good faith by management and approved by the Fund’s Board. As of May 31, 2015, the Fund held the following restricted securities:

						Price at
	Date of		Current	Fair Market	% of	Acquisition	5/31/15
Security	Acquisition	Shares/Par	Cost	Value	Net Assets	Date	Price
Clearwater Subordinate Note	09/29/2008	$359,812	$348,429	$3,598	–%*	$100.00	$ 1.00
Clearwater Subordinate Note	01/09/2009	$ 53,517	$ 53,517	$ 535	–%*	$100.00	$ 1.00
Total			$401,946	$4,133	–%*
* Amount is less than 0.05% of net assets.

Note 11 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

30 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2015

Federal Income Tax Information

In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 29, 2015. Common shareholders voted on the approval of the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Jerry B. Farley	29,763,763	239,693	177,323
Roman Friedrich III	29,728,407	243,473	208,899
Ronald A. Nyberg	29,781,247	218,405	181,127

The other Trustees of the Fund not up for election in 2015 are Randall C. Barnes, Donald A. Chubb, Jr., Robert B. Karn III, Maynard F. Oliverius, Ronald E. Toupin, Jr. and Donald C. Cacciapaglia.

Trustees

The Trustees of the Fiduciary/Claymore MLP Fund and their principal business occupations during the past five years:

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees:

Randall C. Barnes	Trustee	Since 2004	Current: Private Investor (2001-present).	91	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

Donald A.	Trustee	Since 2014	Current: Business broker and manager of commercial real estate,	87	Current: Midland Care, Inc.
Chubb, Jr.			Griffith & Blair, Inc. (1997-present).		(2011-present)
(1946)

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 31

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees continued:

Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	87	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank & Trust
(2000-present).
Roman	Trustee and	Since 2011	Current: Founder and President, Roman Friedrich & Company (1998-present).	87	Current: Zincore Metals, Inc.
Friedrich III	Chairman of				(2009-present).
(1946)	the Contracts		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).
	Review				Former: Mercator Minerals Ltd.
	Committee				(2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003- 2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III	Trustee and	Since 2004	Current: Consultant (1998-present).	87	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural Resource
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial		Partners, LLC (2002- present).
	Committee		and Economic Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2004	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	93	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel, and Corporate Secretary,
	and Governance		Van Kampen Investments (1982-1999).
Committee
Maynard F.	Trustee	Since 2014	Current: Retired.	87	Current: Fort Hays State University
Oliverius					Foundation (1999-present);
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Stormont-Vail Foundation (2013-
present); University of Minnesota
HealthCare Alumni Association
Foundation (2009-present).

32 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees continued:

Ronald E. Toupin, Jr.	Trustee and	Since 2004	Current: Portfolio Consultant (2010-present).	90	Former: Bennett Group of Funds
(1958)	Chairman of				(2011-2013).
	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory
Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen &
Co., Inc. (1982-1999).
Interested Trustee:

Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).	221	Current: Clear Spring Life Insurance
Company (2015-present); Guggenheim
			Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Partners Japan, Ltd. (2014-present);
Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

— Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.

— Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.

— Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2018.

***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Adviser and/or the parent of the Adviser.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Officers

The Officers of the Fiduciary/Claymore MLP Fund, who are not Trustees, and their principal occupations during the past five years:

Term of
	Position(s)	Office
	held	and Length
Name, Address*	with the	of Time
and Year of Birth	Trust	Served**	Principal Occupations During Past Five Years

Officers:

Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).
(1966)	Treasurer

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H.	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).
Belden, III	President
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).
(1966)	Compliance
Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

34 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

	Position(s)	Term of
	held	Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Officers continued:

Amy J. Lee (1961)	Chief Legal Officer	Since 2012	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).
Mark E. Mathiasen (1978)	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).
(1984)	Secretary

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Officers continued:

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010 ); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

36 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2015

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services, LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 37

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

38 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO)	May 31, 2015

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of Advisory Research, Inc. (“Advisory Research” or the “Sub-Adviser”), which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and Advisory Research (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”), Advisory Research performs certain of the day-to-day operations of the Fund, which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies; (ii) arranging for the purchase and sale of securities and other assets for the Fund; (iii) providing investment research and credit analysis concerning the Fund’s assets; (iv) placing orders for purchases and sales of Fund assets; (v) maintaining books and records as are required to support the Fund’s investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund; and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with the Sub-Adviser’s proxy voting policies and procedures. Advisory Research is a wholly owned subsidiary of Piper Jaffray Companies.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim, the Sub-Adviser and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and Advisory

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 39

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2015

Research is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim and the Sub-Adviser provided: (i) staffing reports and biographies of those key personnel of GFIA and Sub-Adviser providing services to the Fund; (ii) descriptions of various services performed by Guggenheim for the Fund, including the provision of a continuous investment program for the Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each firm’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of GFIA and the Sub-Adviser, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and with respect to the Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Fund to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

40 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2015

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including analyses and monitoring of returns versus peer funds and relevant indices on both a market price and net asset value (“NAV”) basis, volatility, dividend yield, premium/discount and use of derivatives, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisers, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

The Committee also considered the Adviser’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to consolidate compliance manuals and align processes of the Fund with those of other Guggenheim Funds managed by GFIA or an affiliate. In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning Guggenheim Investments’ holding company, Guggenheim Partners Investment Management Holdings, LLC

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 41

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2015

(“GPIMH”), including GFIA. (The Committee received the audited consolidated financial statements of GPIMH and audited financial statements of GFIA once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on December 22, 2004. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on an NAV and market price basis for the five-year, three-year and one-year periods ended December 31, 2014. The Committee compared the Fund’s performance to the performance of a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The peer group of funds included other closed-end funds that invest primarily in master limited partnerships and are taxed as “C” corporations. The Committee considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.

The Committee noted that the Fund’s investment results were consistent with its investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2014, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2014. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee considered that the Fund’s advisory fee was below the peer group median advisory fee (33rd percentile) and the total net expense ratio was equal to the median total net expense ratio of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues

42 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2015

received by Guggenheim Investments, expenses incurred in providing services to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Adviser’s view that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and, thus, do not experience daily inflows and outflows of capital. The Committee also noted the Adviser’s statement that a small number of large closed-end fund sponsors implement fund- and complex-level breakpoints. In this regard, the Committee noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. In addition, as to increases in the Fund’s assets resulting from secondary offerings, the Committee considered the Adviser’s agreement to waive the advisory fees payable with respect to the assets attributable to common shares issued pursuant to the Fund’s shelf registration statement for the first three months after such common shares are issued and to waive half the advisory fees payable with respect to the assets attributable to such common shares for the subsequent three months. The Committee also took into account the competitiveness of the Fund’s advisory fee, which is below both the peer group average and median.

The Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 43

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2015

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. In this regard, the Committee took into account the Sub-Adviser’s description of its investment management approach, including the sources of information generally relied upon by the Sub-Adviser in providing portfolio management services to the Fund, the investment decision-making process for the Fund, the Sub-Adviser’s process for risk management, the Sub-Adviser’s method for allocating trades among client accounts and the related oversight of that process, the Sub-Adviser’s process for determining whether it is obtaining the most favorable execution of portfolio transactions for the Fund and the factors that the Sub-Adviser considers in allocating brokerage, among other things. The Committee also considered the Sub-Adviser’s long-term history of managing the Fund’s investment portfolio and the consistency of the Sub-Adviser’s investment approach. The Committee noted the personal investments that the Sub-Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Sub-Adviser and its personnel with those of the Fund’s shareholders.

With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the information provided by the Sub-Adviser regarding the financial condition of its parent company. In this connection, the Committee also considered the Sub-Adviser’s representations concerning its ongoing viability as a business enterprise and available resources.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that the Fund’s total return on an NAV basis lagged behind the median return of its peer group for the five-year and three-year periods ended December 31, 2014 (75th percentile and 63rd percentile, respectively), but exceeded the median return of its peer group for the one-year period ended December 31, 2014 (44th percentile). The Committee also took into account information indicating that, for the five-year, three-year and one-year periods ended December 31, 2014, the Fund’s return on an NAV basis exceeded the return of the benchmark, the Alerian MLP Index. The Committee noted the Sub-Adviser’s view that the Fund has achieved its investment objective to date, producing an annualized NAV total return of 10.3% since inception through December 31, 2014. The Committee further noted the Sub-Adviser’s statement that tax efficiency has also been strong as evidenced by taxes paid of approximately 0.9% per annum (as a percentage of the equity base) since inception through December 31, 2014. In

44 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2015

addition, the Committee noted the Sub-Adviser’s statement that the Fund’s positive returns over the five-year, three-year and one-year periods were largely driven by the high level of return of the master limited partnership investments in the Fund’s portfolio.

The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies relative both to their market benchmarks as well as relative to peer groups of competitor strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha versus the Fund’s peers and, in this regard, noted Guggenheim’s statement that the Fund’s risk has generally been in line with or lower than that of its peers.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to Advisory Research, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other client accounts, including registered investment companies that have an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as sub-adviser. The Committee also considered the Sub-Adviser’s representation that it does not charge a lower advisory or sub-advisory fee to any other client as to which it provides comparable services to those it provides to the Fund.

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Sub-Adviser received under the Sub-Advisory Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Sub-Advisory Agreement. The Committee considered other benefits available to the Sub-Adviser because of its relationship with the Fund, including proprietary research information received from brokers who execute trades for the Fund and the Sub-Adviser’s identification of fallout benefits through the exposure of its name to investors and brokers in connection with the Fund. Based on all of the information provided, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of sub-advisory services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Sub-Adviser’s view that economies of scale are realized to the extent that the firm uses systems and employees across client accounts and that, as assets under management increase, the Sub-Adviser will continue to experience a balance between a reduction in overall costs due to economies of scale and an increase in costs due

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 45

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2015

to additions and expansions. In this regard, the Sub-Adviser noted that it has continually invested in additional personnel and infrastructure in order to enhance its ability to provide quality services to the Fund.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreements is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreements for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional 12-month term.

46 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

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FUND INFORMATION	May 31, 2015

Board of Trustees

Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested person” (as defined
in section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of
his position as the President and CEO of the
Investment Adviser and the Distributor.

Principal Executive Officers

Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Advisory Research, Inc.
St. Louis, MO

Administrator and Accounting Agent
Rydex Fund Services, LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
McLean, VA

50 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FUND INFORMATION continued	May 31, 2015

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 51

ABOUT THE FUND MANAGERS

Advisory Research, Inc.

Advisory Research, Inc., a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of May 31, 2015, the MLP & Energy Infrastructure team (“MLP Team”) at Advisory Research, Inc. managed approximately $6.0 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.

Investment Philosophy

The MLP Team’s core philosophy is that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. This philosophy has served the MLP Team well as it has navigated through MLP cycles since 1995.

The MLP Team believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The MLP Team seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that the MLP Team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the MLP Team looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs the MLP Team top-down process which considers a combination of quantitative, qualitative and relative value factors. The MLP Team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Advisory Research, Inc. 8235 Forsyth Boulevard Suite 700 St. Louis, MO 63105	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (07/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-FMO-SAR-0515

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       Chief Executive Officer

Date:       August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       Chief Executive Officer

Date:       August 7, 2015

By:           /s/ John L. Sullivan

Name:     John L. Sullivan

Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       August 7, 2015